                                                                    EXHIBIT 99.3

                 OPCO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

  The Unaudited Pro Forma Balance Sheet of OpCo as of March 31, 1998 is presented assuming the following transactions had occurred on March 31, 1998:
(i) the Spin-Off, (ii) the execution of the Participating Leases and the transfer of net hotel operating assets from CapStar, and (iii) the acquisition of AGH Leasing and AGHI.

  The Unaudited Pro Forma Statement of Operations of OpCo for the three months ended March 31, 1998 and the year ended December 31, 1997 are presented assuming the following transactions occurred at the beginning of 1997: (i) the Spin-Off,
(ii) the execution of the Participating Leases and the related transfer of hotel operations, and (iii) the acquisition of AGH Leasing and AGHI.

  In management's opinion, all material adjustments necessary to reflect the transactions are presented in the pro forma adjustments columns, which are further described in the notes to the OpCo Unaudited Pro Forma Financial Statements. The OpCo Unaudited Pro Forma Financial Statements are not necessarily indicative of what OpCo's financial position or results of operations would have been if all the hotels were owned on such dates and if the Spin-Off and other related transactions occurred on such dates. Additionally, the pro forma information does not purport to project OpCo's financial position or results of operations at any future date or for any future period. The OpCo Unaudited Pro Forma Financial Statements should be read in conjunction with the historical financial statements and related notes thereto of OpCo, AGH Leasing and AGHI, which are incorporated by reference herein. Unless otherwise defined herein, defined terms used herein shall have such meanings ascribed such terms in the S-4 Registration Statement.

                                      OPCO

                       UNAUDITED PRO FORMA BALANCE SHEET
                                 MARCH 31, 1998
                             (DOLLARS IN THOUSANDS)

                                                                                                     ACQUIRE
                                                                                                       AGH
                                                                SPIN-    PARTICIPATING             LEASING AND
                                              HISTORICAL (A)   OFF (B)     LEASES (C)    SUBTOTAL    AGHI (D)    PRO FORMA
                                              --------------  ---------  --------------  --------  ------------  ---------
ASSETS
Cash and cash equivalents  ................         $28,602   $ 30,000         $    --   $ 58,602     $(48,799)   $  9,803
Prepaid expenses, deposits and other  .....          17,498         --          37,959     55,457           --      55,457
Intangible and fixed assets, net  .........          38,619         --              --     38,619       95,000     133,619
                                                    -------   --------         -------   --------     --------    --------
  Total assets  ...........................         $84,719   $ 30,000         $37,959   $152,678     $ 46,201    $198,879
                                                    =======   ========         =======   ========     ========    ========

LIABILITIES, MINORITY INTEREST AND
  OWNERS'/STOCKHOLDERS' EQUITY
Due to affiliate  .........................         $18,372   $(18,372)        $   871   $    871     $     --    $    871
Other liabilities  ........................          20,069         --          37,088     57,157           --      57,157
Credit facilities  ........................              --     30,000              --     30,000       35,000      65,000
Capital leases and other debt  ............             776         --              --        776           --         776
                                                    -------   --------         -------   --------     --------    --------
  Total liabilities  ......................          39,217     11,628          37,959     88,804       35,000     123,804
Minority interest  ........................           3,835        768              --      4,603       11,201      15,804

Common stock  .............................              --        249              --        249           --         249
Additional paid-in capital  ...............              --     59,022              --     59,022           --      59,022
Retained earnings  ........................              --         --              --         --           --          --
Owners' equity  ...........................          41,667    (41,667)             --         --           --          --

                                                    -------   --------         -------   --------     --------    --------
Owners'/Stockholders' equity  .............          41,667     17,604              --     59,271           --      59,271
  Total liabilities, minority interest and
    owners'/stockholders' equity  .........         $84,719   $ 30,000         $37,959   $152,678     $ 46,201    $198,879
                                                    =======   ========         =======   ========     ========    ========

___________
(A) Reflects the unaudited historical condensed combined balance sheet of OpCo as of March 31, 1998.

(B) Reflects adjustments to capitalize OpCo upon the Spin-Off for (i) $30,000 of cash drawn from OpCo's credit facilities and (ii) contributions of $18,372 to OpCo shareholders ($17,604) and OP Unit holders ($768) by CapStar upon forgiveness of $18,372 due to CapStar.

(C) Reflects the transfer of net hotel operating assets from CapStar ($37,959 of operating assets and $37,088 of operating liabilities) in conjunction with the execution of the Participating Leases and the resulting due to affiliate of $871 for the amount by which operating assets transferred to OpCo exceed operating liabilities assumed by OpCo.

(D) Reflects the acquisitions of AGH Leasing and AGHI for $95,000. Based on preliminary estimates, the purchase price will be allocated $26,500 to intangible hotel leases acquired, to be amortized over 26 years (representing the average remaining initial lease terms plus the assumed exercise of three 5-year renewal options) and $68,500 to goodwill, to be amortized over 35 years. The transaction is to be financed with $48,799 in cash, an additional $35,000 drawn from OpCo's credit facilities and $11,201 in OpCo OP Units.

                                     OPCO

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                       THREE MONTHS ENDED MARCH 31, 1998
                (DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                                                                     ACQUIRE AGH LEASING
                                                                                                           AND AGHI
                                                                                            -------------------------------------
                                                                                                AGH                     OTHER
                                                  SPIN-OFF     PARTICIPATING                -----------             --------------
                                 HISTORICAL(A)  PRO FORMA(B)     LEASES(C)       SUBTOTAL   LEASING(D)    AGHI(D)   ADJUSTMENTS(E)
                                 -------------  ------------  ----------------  ----------  -----------  ---------  --------------
Revenue from hotel
 operations:
 Rooms  .....................       $23,404         $  --          $ 84,254      $107,658    $68,816     $   --         $    --
 Food and beverage  .........         1,357            --            33,632        34,989     16,641         --              --
 Other hotel revenue  .......         1,219            --             7,024         8,243      5,448         --              --
Hotel management, accounting
 and other  .................         4,150            --            (3,121)        1,029         --      2,815          (1,759)
                                    -------         -----          --------      --------    -------     ------         -------
  Total revenue  ............        30,130            --           121,789       151,919     90,905      2,815          (1,759)
Hotel operating expense by
 department:
 Rooms  .....................         5,124            --            21,130        26,254     14,978         --              --
 Food and beverage  .........           995            --            27,154        28,149     12,235         --              --
 Other operating
  departments  ..............           498            --             3,819         4,317      2,054         --              --
Undistributed operating
 expenses:
 Administrative and
  general  ..................         6,963            --            20,775        27,738     14,203      2,430            (577)
 Property operating costs  ..         4,142            --            15,778        19,920     12,112         --          (2,070)
 Lease expense  .............        10,655            --            41,174        51,829     33,763         --              --
 Depreciation and
  amortization  .............           421            --                --           421         26         27             750
                                    -------         -----          --------      --------    -------     ------         -------
                                     28,798            --           129,830       158,628     89,371      2,457          (1,897)
Interest expense and other,
 net  .......................           539           694                --         1,233          6        (42)            809
                                    -------         -----          --------      --------    -------     ------         -------
Total expenses  .............        29,337           694           129,830       159,861     89,377      2,415          (1,088)
                                    -------         -----          --------      --------    -------     ------         -------
Income (loss) before minority
 interest and income taxes  .           793          (694)           (8,041)       (7,942)     1,528        400            (671)
Minority interest  ..........            35           (20)             (336)         (321)        --         --            (753)
                                    -------         -----          --------      --------    -------     ------         -------
Income (loss) before income
 taxes  .....................           758          (674)           (7,705)       (7,621)     1,528        400              82
Income tax provision
 (benefit)  .................            --            34            (3,082)       (3,048)        --         --             804

                                    -------         -----          --------      --------    -------                    -------
Net income (loss)  ..........       $   758         $(708)         $ (4,623)     $ (4,573)   $ 1,528     $  400         $  (722)

                                    =======         =====          ========      ========    =======     ======         =======
Basic net income per common
 share  .....................            NA

                                    =======
Diluted net income per
 common share  ...................       NA

                                    =======

                                                PRO FORMA
                                              -----------
Revenue from hotel
 operations:
 Rooms  .....................................    $176,474
 Food and beverage  .........................      51,630
 Other hotel revenue  .......................      13,691
Hotel management, accounting
 and other  .................................       2,085
                                                 --------
  Total revenue  ............................     243,880
Hotel operating expense by
 department:
 Rooms  .....................................      41,232
 Food and beverage  .........................      40,384
 Other operating
  departments  ..............................       6,371
Undistributed operating
 expenses:
 Administrative and
  general  ..................................      43,794
 Property operating costs  ..................      29,962
 Lease expense  .............................      85,592
 Depreciation and
  amortization  .............................       1,224
                                                 --------
                                                  248,559
Interest expense and other,
 net  .......................................       2,006
                                                 --------
Total expenses  .............................     250,565
                                                 --------
Income (loss) before minority
 interest and income taxes  .................      (6,685)
Minority interest  ..........................      (1,074)
                                                 --------
Income (loss) before income
 taxes  .....................................      (5,611)
Income tax provision
 (benefit)  .................................      (2,244)

                                                 --------
Net income (loss)  ..........................    $ (3,367)

                                                 ========
Basic net income per common
 share  .....................................   $(0.14)(F)

                                                 ========

Diluted net income per
 common share  ..............................   $(0.14)(F)

                                                 ========

______________
(A) Reflects the unaudited historical condensed combined statement of operations of OpCo for the three months ended March 31, 1998.

(B) Reflects adjustments to (i) record interest expense (at an annual rate of 9.25%) of $694 relating to the $30,000 drawn from OpCo's credit facilities,
    (ii) adjust minority interest for the effects of (i) and (iii) record income taxes at 40% in conjunction with the change in tax status to a C-corporation.

    A reconciliation of net income (loss) per the Historical and Spin-Off Pro Forma columns in the OpCo Unaudited Pro Forma Statement of Operations for the three months ended March 31, 1998 to net income per the Pro Forma Spin-Off column in the MeriStar Unaudited Pro Forma Statement of Operations for the same period (see page 28 of this Current Report on Forum 8-K) is as follows:

    OPCO PRO FORMA:
    ---------------
    Net income (loss)--Historical column  .................................................  $   758
               --Spin-Off Pro Forma column  ...............................................     (708)
                                                                                             -------
    Historical and Spin-Off Pro Forma columns, net  .......................................  $    50

    RECONCILING ITEMS:
    ------------------
    Management fees earned by OpCo from CapStar-owned hotels--eliminated in CapStar's
      consolidation  ......................................................................   (3,121)
    Interest expense incurred by CapStar on financing of note receivable from OpCo  .......    1,218
    Minority interest effect of the above reconciling items  ..............................     (103)
    Income tax effect of the above reconciling items  .....................................      764
                                                                                             -------
    MERISTAR PRO FORMA:
    -------------------
    Net income--Pro Forma Spin-Off column (page 28 of this Current Report on Form 8-K)  ...  $(1,192)
                                                                                             =======

___________
(C) Reflects the execution of the Participating Leases to (i) present a full period of hotel operations for hotels leased from CapStar, (ii) adjust minority interest for the effects of (i) and (iii) record income taxes at 40%. Lease expense was calculated based on contractual terms of existing leases or expected terms of leases that will be entered into concurrently with the Merger.

(D) Reflects adjustments for the acquisition of AGH Leasing and AGHI for (i) pro forma AGH Leasing presented in AGH's Current Report on Form 8-K, dated April 6, 1998 and filed on April 7, 1998 (and the related Form 8-K/A, filed on May 22, 1998, June 5, 1998 and June 19, 1998) and incorporated herein by reference and (ii) the historical operating activity of AGHI which is derived from the historical financial statements of AGHI included in CapStar's Current Report on Form 8-K, dated and filed on April 7, 1998 (and the related Current Reports on Form 8-K/A, filed on May 22, 1998), and incorporated herein by reference.

(E) Other adjustments for the acquisition reflect (i) elimination of historical management fees earned by AGHI from the AGH Owned Hotels of $1,759, (ii) elimination of pro forma management fees incurred by AGH Leasing for AGHI services of $2,070, (iii) elimination of management advisory services fees of $858 that will not be incurred in the future (as the management advisory contract terminates upon the sale of AGHI and the Company will perform these functions internally with existing management), net of $281 of additional general and administrative costs expected to be incurred upon the Spin-Off and acquisition, (iv) amortization of $750 on intangible assets acquired in the purchase, (v) interest expense of $809 relating to the $35,000 draw from OpCo's credit facility, (vi) minority interest of 16.2% adjusted for (i) through (v), and (vii) income taxes at 40%.

(F) Pro forma basic and diluted net income per common share has been calculated using 24,890,355 shares of OpCo Common Stock.

                                      OPCO

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1997
                (DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                  SPIN-OFF     PARTICIPATING
                                                ------------  ----------------
                                 HISTORICAL(A)  PRO FORMA(B)     LEASES(C)      SUBTOTAL
                                 -------------  ------------  ----------------  -----------
Revenue from hotel
 operations:
 Rooms.........................     $ 9,880       $68,738          $343,066      $421,684
 Food and beverage.............       1,397         3,316           137,358       142,071
 Other.........................         474         3,237            26,265        29,976
Hotel management, accounting
 and other ....................      12,088            --            (7,238)        4,850
                                    -------       -------          --------      --------
  Total revenue ...............      23,839        75,291           499,451       598,581
Hotel operating expense by
 department:
 Rooms ........................       2,533        14,300            89,297       106,130
 Food and beverage ............         909         2,215           109,096       112,220
 Other operating
  departments .................         261         1,648            14,227        16,136
Undistributed operating
 expenses:
 Administrative and
  general .....................      10,473        11,169            77,254        98,896
 Property operating costs .....       1,917        12,265            60,265        74,447
 Participating lease
  expense .....................       4,135        32,002           140,936       177,073
 Depreciation and
  amortization ................         636           826                           1,462
                                    -------       -------          --------      --------

                                     20,864        74,425           491,075       586,364
Interest expense and other,
 net                                     10         2,775                           2,785
                                    -------       -------          --------      --------

Total expenses ................      20,874        77,200           491,075       589,149
                                    -------       -------          --------      --------


Income (loss) before minority
 interest and income taxes....        2,965        (1,909)            8,376         9,432
Minority interest ............          103           (14)              350           439
                                    -------       -------          --------      --------

Income (loss) before income
 taxes .......................        2,862        (1,895)            8,026         8,993
Income tax provision .........           --           387             3,210         3,597
                                    -------       -------          --------      --------

Net income (loss) ............      $ 2,862       $(2,282)         $  4,816      $  5,396
                                    =======       =======          ========      ========

Basic net income per common
 share .......................          NA
                                 ==========

Diluted net income per
 common share ................          NA
                                 ==========

                                              ACQUIRE AGH LEASING
                                              -------------------
                                              AND AGHI
                                              ---------
                                     AGH                      OTHER
                                 ------------             --------------
                                  LEASING(D)    AGHI(D)   ADJUSTMENTS(E)   PRO FORMA
                                 ------------  ---------  --------------  ------------
Revenue from hotel
 operations:
 Rooms .......................    $252,513     $   --         $    --      $674,197
 Food and beverage ...........      61,655         --              --       203,726
 Other .......................      20,204         --              --        50,180
Hotel management, accounting
 and other ...................          --      7,351          (1,691)       10,510
                                  --------     ------         -------      --------
  Total revenue ..............     334,372      7,351          (1,691)      938,613
Hotel operating expense by
 department:
 Rooms .......................      59,503         --              --       165,633
 Food and beverage ...........      48,406         --              --       160,626
 Other operating
  departments ................       8,259         --              --        24,395
Undistributed operating
 expenses:
 Administrative and
  general ....................      54,873      7,242          (1,102)      159,909
 Property operating costs ....      47,607         --          (7,355)      114,699
 Participating lease
  expense ....................     120,128         --              --       297,201
 Depreciation and
  amortization ...............         104        124           3,000         4,690
                                  --------     ------         -------      --------

                                               ------
                                   338,880      7,366          (5,457)      927,153
Interest expense and other,
 net .........................        (373)      (135)          2,974         5,251
                                  --------     ------         -------      --------

                                               ------
Total expenses ...............     338,507      7,231          (2,483)      932,404
                                  --------     ------         -------      --------

                                               ------
Income (loss) before minority
 interest and income taxes ...      (4,135)       120             792         6,209
Minority interest ............      (1,663)        --           2,271         1,047
                                  --------     ------         -------      --------

Income (loss) before income
 taxes .......................      (2,472)       120          (1,479)        5,162
Income tax provision .........                     --          (1,532)        2,065
                                               ------         -------      --------

Net income (loss) ............    $ (2,472)    $  120         $    53      $  3,097
                                  ========     ======         =======      ========

Basic net income per common
 share .......................                                             $   0.12(F)
                                                                           ========

 Diluted net income per
 common share ................                                             $   0.12(F)
                                                                           ========

_______________
(A) Reflects the audited historical condensed combined statement of operations

(B) Reflects the pre-acquisition operations of the management operations and leases acquired during 1997 as if they were acquired at the beginning of the year. The pre-acquisition operations were obtained from each entity's pre-acquisition financial statements. Also reflects adjustments to (i) record pro forma depreciation and amortization at OpCo's cost basis for its acquisitions, (ii) record interest expense of $2,775 at 9.25% relating to the $30,000 drawn from OpCo's credit facilities, (iii) adjust minority interest for the effects of the acquisitions and (i) and (ii), and (iv) record income taxes at 40% in conjunction with the change in tax status to a C-corporation.

    A reconciliation of net income (loss) per the Historical and Spin-Off Pro Forma columns in the OpCo Unaudited Pro Forma Statement of Operations for the year ended December 31, 1997 to net income per the Pro Forma Spin-Off column in the MeriStar Unaudited Pro Forma Statement of Operations for the same period (see page 30 of this Current Report on Form 8-K) is as follows:

OPCO PRO FORMA:
--------------
Net income (loss)--Historical column  ...............................................    $ 2,862
                 --Spin-Off Pro Forma column ........................................     (2,282)
                                                                                         -------
Historical and Spin-Off Pro Forma columns, net ......................................    $   580

RECONCILING ITEMS:
------------------
Management fees earned by OpCo from CapStar-owned hotels--eliminated in CapStar's
  consolidation .....................................................................     (7,238)
Interest expense incurred by CapStar on financing of note receivable from OpCo ......      2,147
Minority interest effect of the above reconciling items .............................       (125)
Income tax effect of the above reconciling items ....................................      2,001
                                                                                         -------
MERISTAR PRO FORMA:
-------------------
Net income--Pro Forma Spin-Off column (page 30 of this Current Report on Form 8-K) ..    $(2,635)
                                                                                         =======

___________________
(C) Reflects the execution of the Participating Leases to (i) present a full year of hotel operations for hotels leased from CapStar, (ii) eliminate $7,238 of management fee revenue earned from CapStar-owned hotels, (iii) adjust minority interest for the effects of (i) and (ii), and (iv) record income taxes at 40%. Lease expense was calculated based on contractual terms of existing leases or expected terms of leases that will be entered into concurrently with the Merger.

(D) Reflects adjustments for the acquisition of AGH Leasing and AGHI for (i) pro forma AGH Leasing presented in AGH's Current Report on Form 8-K, dated April 6, 1998, filed with the Commission on April 7, 1998 (and the related 8-K/A filed on May 22, 1998, June 5, 1998 and June 19, 1998) and incorporated herein by reference and (ii) the historical operating activity of AGHI that is derived from the historical financial statements of AGHI included in CapStar's Current Report on Form 8-K, dated and filed on April 7, 1998 (and the related Current Report on Form 8-K/A filed on May 22, 1998) incorporated herein by reference.

(E) Other adjustments for the acquisition reflect (i) elimination of historical management fees earned by AGHI from the AGH Owned Hotels of $1,691, (ii) elimination of pro forma management fees incurred by AGH Leasing for AGHI services of $7,355, (iii) elimination of management advisory services fees of $2,227 that will not be incurred in the future (as the management advisory contract terminates upon the sale of AGHI and the Company will perform these functions internally with existing management) net of $1,125 of additional general and administrative costs expected to be incurred upon the Spin-Off and acquisition, (iv) amortization of $3,000 on intangible assets acquired in the purchase, (v) interest expense of $3,238 relating to the $35,000 draw from OpCo's credit facility net of historical AGH Leasing and AGHI interest expense of $264 which will not be incurred upon acquisition, (vi) minority interest adjusted for (i) through (v), and (vii) income taxes at 40%.

(F) Pro forma basic and diluted net income per common share has been calculated using 24,867,205 shares of OpCo Common Stock.